SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                JULY 25, 2000

                            STILWELL FINANCIAL INC.

              (Exact name of company as specified in its charter)


           DELAWARE                  001-15253               43-1804048
------------------------------  --------------------  --------------------------
 (State or other jurisdiction     (Commission file           (IRS Employer
       of incorporation)              number)            Identification Number)


              920 MAIN STREET, 21ST FLOOR, KANSAS CITY, MISSOURI 64105
              --------------------------------------------------------
                (Address of principal executive offices) (Zip Code)


                  COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                  (816) 218 - 2400

                                   NOT APPLICABLE

            (Former name or former address if changed since last report)

ITEM 5.          OTHER EVENTS

On July 25, 2000, Stilwell Financial Inc. ("Stilwell") issued a news release concerning the announcement of a $1 billion stock repurchase program to be completed over a period of two years. This news release is attached as an Exhibit to this Form 8-K.

Additionally, Stilwell has adjusted the financial information included in a news release that was filed in a Current Report on Form 8-K dated July 21, 2000 to reflect a reclassification within the revenue component of the Statements of Income for the three and six months ended June 30, 2000. Total revenues of $563.0 and $1,108.1 million for the three and six months ended June 30, 2000, respectively, do not change. The composition of the totals, however, should be adjusted as follows:

                                  THREE MONTHS ENDED JUNE 30, 2000                SIX MONTHS ENDED JUNE 30, 2000
                                  --------------------------------                ------------------------------
                                 AS REPORTED   AFTER RECLASSIFICATION          AS REPORTED      AFTER RECLASSIFICATION
                                 -----------   ----------------------          -----------      ----------------------
                                                                  (IN MILLIONS)
Investment management fees       $  495.7             $  462.7                 $    945.6           $     912.6
Shareowner servicing fees            56.6                 85.8                      140.2                 169.4
Other                                10.7                 14.5                       22.3                  26.1
                                 --------             --------                 ----------           -----------
                                 $  563.0             $  563.0                 $  1,108.1           $   1,108.1
                                 --------             --------                 ----------           -----------


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits

                 EXHIBIT NO.  DOCUMENT

                 (99)         Additional Exhibits

                 99.1         News release issued by Stilwell Financial Inc.
                              dated July 25, 2000 concerning the announcement of a $1 billion stock repurchase program to be completed over a period of two years, is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Stilwell Financial Inc.


DATE: JULY 26, 2000          BY:        /S/  DOUGLAS E. NICKERSON
                                -------------------------------------------
                                          Douglas E. Nickerson
                                     Vice President and Controller
                                     (Principal Accounting Officer)